                                   QUESTIONS?
                         Call toll free 1-877-833-7113
                       or your investment representative.

                                USALLIANZ FUNDS

                                  GROWTH FUND
                           GLOBAL OPPORTUNITIES FUND
                               FIXED INCOME FUND
                               MONEY MARKET FUND
                            DIVERSIFIED ASSETS FUND

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS Y SHARES

                                   PROSPECTUS
                                OCTOBER 27, 1999

                     THE SECURITIES AND EXCHANGE COMMISSION
                      HAS NOT APPROVED OR DISAPPROVED THE
                     SHARES DESCRIBED IN THIS PROSPECTUS OR
                     DETERMINED WHETHER THIS PROSPECTUS IS
                           TRUTHFUL OR COMPLETE. ANY
                      REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                                              TABLE OF CONTENTS

                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                  TRIANGLE
                                    LOGO
Carefully review this                               3  Growth Fund
important section, which                            5  Global Opportunities Fund
summarizes each fund's                              7  Fixed Income Fund
investments, risks, past                           10  Money Market Fund
performance and fees.                              11  Diversified Assets Fund
                                                   13  Fees and Expenses of the Funds

                                                INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                  TRIANGLE
                                    LOGO
Review this section for                            17  Growth Fund
specific information on each                       18  Global Opportunities Fund
fund's investment,                                 20  Fixed Income Fund
strategies and risks.                              22  Money Market Fund
                                                   23  Diversified Assets Fund
                                                   25  Other Considerations
                                                   25  Year 2000

                                                FUND MANAGEMENT

                                  TRIANGLE
                                    LOGO
Review this section for                            27  The Investment Adviser
details on the people and                          27  Portfolio Managers
organizations who oversee                          28  Adviser's Prior Performance
the funds.                                         29  The Administrator and Distributor

                                                SHAREHOLDER INFORMATION

                                  TRIANGLE
                                    LOGO
Review this section for                            30  Pricing of Fund Shares
details on how shares are                          31  Purchasing Shares
valued, how to purchase,                           35  Selling Your Shares
sell and exchange shares,                          38  Distribution Arrangements/Sales Charges
related charges and payments                       44  Exchanging Your Shares
of dividends and                                   45  Dividends, Distributions and Taxes
distributions.

                                                BACK COVER

                                  TRIANGLE
                                    LOGO
                                                       Where to Learn More About USAllianz Funds

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

   The following is a summary of certain key information about USAllianz Funds which offers five separate, diversified investment portfolios (collectively, the "Funds" and each individually, a "Fund"). The "Risk/Return Summary and Fund Expenses" describe each Fund's objectives, principal investment strategies, principal investment risks and certain performance information under "Risk/Return Summary" and the Funds' expenses under "Fund Expenses." Additional information about the Funds can be found by referring to pages 17-26 further back in the Prospectus. Please be sure to read the more complete descriptions of the Funds' risks following this summary before you invest. The Funds are managed by Allianz of America, Inc. (the "Adviser").
                                               GROWTH FUND

    INVESTMENT OBJECTIVE              Long-term growth of capital.

    PRINCIPAL INVESTMENT              The Fund normally invests at least 80% of its total assets
    STRATEGIES                        in equity securities, which include common stocks, preferred stocks and convertible securities. The Fund may invest in
                                      both U.S. issuers and foreign issuers whose securities are
                                      U.S. dollar denominated and traded on a U.S. securities
                                      market. Although the Fund invests primarily in equity
                                      securities of larger capitalization companies, the Fund is not limited to such investments and may invest in companies with varying market capitalizations.
                                      The Adviser uses a fundamental "bottom-up" approach to
                                      selecting securities for investment. Factors considered
                                      include analysis of an issuer's financial condition,
                                      industry position, management, growth prospects, earnings
                                      estimates and other general economic and market conditions.
                                      Based upon the analysis of such factors, the Adviser selects those securities which, in the Adviser's judgment, will
                                      outperform the average for companies included in the
                                      Standard and Poor's 500 Composite Stock Price Index (the
                                      "S&P 500(R) Index"). The Adviser will consider selling those securities when it determines that such securities would no longer meet its criteria for purchase or when alternative
                                      investments become more attractive.

    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets
                                        fluctuate and that prices overall will decline over short
                                        or long-term periods.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - Capitalization Risk. Securities of small and
                                        mid-capitalization companies tend to be more volatile, have less predictable earnings and are less liquid than those
                                        of large capitalization companies.
                                      - You may lose money by investing in the Fund.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Investing for long-term goals, such as retirement
                                      - Seeking to add a growth component to your portfolio
                                      This Fund will not be appropriate for someone:
                                      - Seeking safety of principal
                                      - Investing for the short term or investing emergency
                                        reserves
                                      - Looking primarily for regular income

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               GROWTH FUND
                                               CONTINUED

                                               PERFORMANCE BAR CHART AND TABLE


                                               YEAR-BY-YEAR TOTAL RETURNS AS OF
                                               12/31 FOR CLASS Y SHARES+


'1994'                                                                           -3.22
'1995'                                                                           32.93
'1996'                                                                            21.5
'1997'                                                                           33.03
'1998'                                                                           26.35


                                     + For the period January 1, 1999 through
                                     September 30, 1999, the aggregate
                                     (non-annualized) total return of the
                                     Commingled Account adjusted for Class Y
                                     shares' expenses was 6.05%.

                                     The returns for Class A and B shares will be lower than the Class Y shares' returns shown in the bar chart because fees and expenses (including sales loads) of the Class A and B shares are higher.

                                     Past performance is not necessarily an
                                     indication of how the Fund will perform in the future.


                                       Best quarter:  4th Quarter  1998   25.74%
                                       Worst quarter: 3rd Quarter  1998  -11.91%

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)


                                                  PAST     PAST       SINCE     INCEPTION
                                                  YEAR    5 YEARS   INCEPTION     DATE
                                                  ---------------------------------------
     CLASS A SHARES
     (with maximum sales charge)                  20.29%   20.47%     18.14%      4/1/93
                                                  ---------------------------------------
     CLASS B SHARES
     (with applicable CDSC)                       21.12%   20.03%     17.63%      4/1/93
                                                  ---------------------------------------
     CLASS Y SHARES                               26.35%   21.31%     18.88%      4/1/93
                                                  ---------------------------------------
     S&P 500(R) INDEX                             28.58%   24.06%     21.74%
    -------------------------------------------------------------------------------------


    * The quoted performance of the Fund represents the performance of the Commingled Account as described above. The Commingled Account was not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled Account had been registered, the Commingled Account's performance may have been adversely affected.

PERFORMANCE INFORMATION OF COMMINGLED ACCOUNT

While the Fund only commenced operations as of the date of this Prospectus, it has adopted the performance of a master trust portfolio ("Commingled Account") advised by the Adviser, for periods dating back to April 1, 1993, as adjusted to reflect the full contractual rate of expenses associated with the Fund and its classes of shares at its inception. The Fund's investment objectives, policies and strategies are in all material respects equivalent to those employed by the Adviser in managing the Commingled Account. The assets of the Commingled Account are being transferred to the Fund.


The bar chart and table provide an indication of the risks of an investment in the Fund by showing performance of the Commingled Account from year to year and as compared to a broad-based securities index.* The S&P 500(R) Index in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               GLOBAL OPPORTUNITIES FUND

    INVESTMENT OBJECTIVE              Long-term growth of capital.

    PRINCIPAL INVESTMENT              Under normal circumstances, the Fund invests at least 80% of
    STRATEGIES                        its total assets in equity securities of U.S. and foreign
                                      companies. Although the Fund invests primarily in equity
                                      securities of larger capitalization companies, the Fund is not limited to such investments and may invest in companies with varying market capitalizations. The Adviser organizes its research of equity securities into seven internally
                                      defined sectors based on global economic or industry themes.
                                      These sectors include companies in the natural resources,
                                      life style, financial, high technology, telemedia, life
                                      science and transportation businesses. The Fund may be
                                      overweighted or underweighted in a particular sector or
                                      country relative to the Fund's benchmark, the MSCI World
                                      Equity Index. Because the United States currently comprises approximately 50% of such Index, the Fund will normally
                                      invest approximately the same amount in U.S. securities.
                                      The Adviser uses a fundamental "bottom-up" approach to
                                      selecting securities for investment. Factors considered may include analysis of an issuer's financial condition,
                                      industry position, management, growth prospects, earnings
                                      estimates and other general economic and market conditions.
                                      Based upon the analysis of such factors, the Adviser selects investments which, in the Adviser's judgment, will
                                      outperform the average for companies included in the MSCI
                                      World Equity Index.
                                      The Adviser will consider selling securities when the
                                      securities no longer meet the Adviser's criteria for
                                      purchase or when alternative investments become more
                                      attractive.

    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets
                                        fluctuate and that prices overall will decline over short
                                        or long-term periods.
                                      - Foreign Risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign
                                        securities also are subject to political, regulatory and
                                        diplomatic risks. Changes in currency rates are an
                                        additional risk of investments in foreign securities.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - You may lose money by investing in the Fund.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               GLOBAL OPPORTUNITIES FUND
                                               CONTINUED

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are an individual:
                                      - Investing for long-term goals, such as retirement
                                      - Seeking to add a global growth component to your portfolio
                                      - Seeking capital appreciation and are willing to accept the higher volatility associated with investing in foreign
                                        stocks
                                      This Fund will not be appropriate for someone:
                                      - Seeking safety of principal
                                      - Investing for the short-term or investing emergency
                                        reserves
                                      - Looking primarily for regular income

    PERFORMANCE INFORMATION           This is a new Fund for which performance information is not yet available.
                                      The net asset value ("NAV") of the Fund will fluctuate with market conditions.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               FIXED INCOME FUND

    INVESTMENT OBJECTIVE              To maximize total return with secondary emphasis on income.
    PRINCIPAL INVESTMENT              The Fund primarily invests in U.S. dollar denominated fixed
    STRATEGIES                        income securities.
                                      The Adviser begins the portfolio management process by
                                      reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of
                                      each sector or maturity.
                                      The Fund will normally invest in government bonds,
                                      investment grade corporate bonds, mortgage-backed
                                      securities, asset-backed securities and municipal securities and may invest in non-investment grade corporate bonds but does not presently intend to do so. Under normal conditions, the Fund intends to hold securities (other than money market securities) with maturities between 1 and 30 years with an average maturity of between 5 and 13 years, when weighted
                                      according to the Fund's holdings. However, securities with any maturity are eligible for purchase. Individual
                                      securities are bought and sold based on fundamental analysis of the structural features of specific securities, current market price and estimated future value, and the credit
                                      quality of its issuer.
    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Interest Rate Risk. This is the risk that changes in
                                        interest rates will affect the value of the Fund's
                                        investments in income-producing or debt securities.
                                        Increases in interest rates may cause the value of the
                                        Fund's investments to decline.
                                      - Yield Curve Risk. This is the risk that changes in the
                                        shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.
                                      - Volatility Risk. This is the risk that the magnitude of
                                        the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or
                                        debt securities.
                                      - Credit Risk. This is the risk that the issuer of a
                                        security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its
                                        obligations.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - Prepayment Risk. The Fund's investments in mortgage-backed and asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be
                                        repaid prior to the bond's maturity date. Such repayments
                                        are common when interest rates decline. When such a
                                        repayment occurs, no additional interest will be paid on
                                        the investment. Prepayment exposes the Fund to lower
                                        return upon subsequent reinvestment of the principal.
                                      - You may lose money by investing in the Fund.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FIXED INCOME FUND
                                               CONTINUED

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Seeking to add a monthly income component to your
                                        portfolio
                                      - Willing to accept the risks of price and income
                                        fluctuations
                                      - Wanting to add diversification to a portfolio invested
                                        primarily in stocks
                                      This Fund will not be appropriate for someone:
                                      - Investing emergency reserves
                                      - Seeking a stable share price

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FIXED INCOME FUND
                                               CONTINUED

                                               PERFORMANCE BAR CHART AND TABLE

                                               YEAR-BY-YEAR TOTAL RETURNS AS OF
                                               12/31 FOR CLASS Y SHARES+

'1994'                                                                           -3.93
'1995'                                                                           19.52
'1996'                                                                            2.63
'1997'                                                                            9.61
'1998'                                                                            8.97


                                     + For the period January 1, 1999 through
                                     September 30, 1999, the aggregate
                                     (non-annualized) total return of the
                                     Commingled Account adjusted for Class Y
                                     shares' expenses was -2.64%.


                                     The returns for Class A and B shares will be lower than the Class Y shares' returns shown in the bar chart because fees and expenses (including sales loads) of the Class A and B shares are higher.


                                     Past performance is not necessarily an
                                     indication of how the Fund will perform in the future.


                                        Best quarter:  2nd Quarter  1995   6.97%
                                        Worst quarter: 1st Quarter  1994  -3.07%

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                   (for the periods ending
                                                   December 31, 1998)

                                                   PAST      PAST       SINCE     INCEPTION
                                                   YEAR     5 YEARS   INCEPTION      DATE
                                                  ------------------------------------------
     CLASS A SHARES
     (with maximum sales charge)                     3.95%    6.07%    6.21 %        4/1/93
                                                  ------------------------------------------
     CLASS B SHARES
     (with applicable CDSC)                          3.89%    5.86%    5.90 %        4/1/93
                                                  ------------------------------------------
     CLASS Y SHARES                                  8.97%    7.07%    7.09 %        4/1/93
                                                  ------------------------------------------
     LEHMAN GOVERNMENT/CORPORATE
     BOND INDEX                                      9.47%    7.30%    7.42 %
    ----------------------------------------------------------------------------------------

    * The quoted performance of the Fund represents the performance of the Commingled Account as described above. The Commingled Account was not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled Account had been registered, the Commingled Account's performance may have been adversely affected.

PERFORMANCE INFORMATION OF COMMINGLED ACCOUNT

While the Fund only commenced operations as of the date of this Prospectus, it has adopted the performance of a master trust portfolio ("Commingled Account") advised by the Adviser, for periods dating back to April 1, 1993, as adjusted to reflect the full contractual rate of expenses associated with the Fund and its classes of shares at its inception. The Fund's investment objectives, policies and strategies are in all material respects equivalent to those employed by the Adviser in managing the Commingled Account. The assets of the Commingled Account are being transferred to the Fund.


The bar chart and table provide an indication of the risks of an investment in the Fund by showing performance of the Commingled Account from year to year and as compared to a broad-based securities index.* The Lehman Government/Corporate Bond Index in the table below is a widely recognized, unmanaged index comprised of U.S. government and corporate debt securities and is generally representative of the bond market as a whole.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               MONEY MARKET FUND

    INVESTMENT OBJECTIVE              Current income consistent with stability of principal.

    PRINCIPAL INVESTMENT              The Fund invests primarily in high quality, U.S. dollar
    STRATEGIES                        denominated short-term obligations, including commercial
                                      paper, asset-backed securities, obligations of financial
                                      institutions and other high-quality money market instruments issued by U.S. and foreign issuers. These securities will be rated in the two highest short-term rating categories of at least two rating agencies or will be unrated securities of comparable quality. The Adviser evaluates investments based on credit analysis and interest rate outlook.

                                      As a money market fund, the Fund is subject to strict
                                      federal requirements which restrict the Fund's investments to high-quality securities, limit the average maturity of
                                      the portfolio to 90 days or less and limit the maturity of any security to no more than 397 days.

    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Interest Rate Risk. This is the risk that changes in
                                        interest rates will affect the value of the Fund's
                                        investments in income-producing or debt securities.
                                        Increases in interest rates may cause the value of the
                                        Fund's investments to decline.
                                      - Credit Risk. This is the risk that the issuer of a
                                        security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its
                                        obligations.
                                      - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other
                                        government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is
                                        possible to lose money by investing in the Fund.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you:
                                      - Are seeking preservation of capital
                                      - Have a low risk tolerance
                                      The Fund will not be appropriate for anyone:
                                      - Seeking high total returns
                                      - Pursuing a long-term goal or investing for retirement

    PERFORMANCE INFORMATION           This is a new Fund for which performance information is not yet available.
                                      The yield of the Fund will fluctuate with market conditions.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               DIVERSIFIED ASSETS FUND

    INVESTMENT OBJECTIVE              Total return consistent with reduction of long-term
                                      volatility.

    PRINCIPAL INVESTMENT              The Fund pursues its objective through asset allocation and
    STRATEGIES                        security selection by investing in a diversified portfolio of bonds, stocks and money market securities of U.S. and
                                      foreign issuers. The Adviser will seek to allocate on
                                      average about 65% of the Fund's total assets to bonds, 25%
                                      to stocks and 10% to money market securities.
                                      - Bonds. The Fund invests in fixed income securities
                                        including (1) government and corporate bonds, (2)
                                        mortgage-backed securities, and (3) asset-backed
                                        securities. The Fund invests primarily in bonds rated
                                        within the four highest long-term or two highest
                                        short-term rating categories or comparable quality unrated securities. The Fund may invest up to 20% of its total
                                        assets in high yield debt securities although it does not
                                        presently intend to do so. Under normal conditions, the
                                        Fund intends to hold securities (other than money market
                                        securities) with maturities between 1 and 10 years.
                                        However, securities with any maturity are eligible for
                                        purchase. The Adviser begins the portfolio management
                                        process by reviewing current economic activity and
                                        forecasting how it may change in the future. The Adviser
                                        uses this forecast to allocate the Fund's assets across
                                        different market sectors and maturities based on its view
                                        of the relative value of each sector or maturity.
                                      - Stocks. The Fund invests in common stocks, preferred
                                        stocks and convertible securities. The Fund may invest in
                                        both U.S. issuers and foreign issuers whose securities are
                                        U.S. dollar denominated and traded on an U.S. security
                                        market, and invests primarily in equity securities of
                                        larger capitalization companies. The Adviser uses a
                                        "bottom-up" approach to selecting securities for
                                        investment. Based upon the analysis of various factors,
                                        the Adviser selects those securities which, in its
                                        judgment, will outperform the average for the companies
                                        included in the S&P 500(R) Index.
                                      - Money Market Instruments. The Fund will invest in
                                        high-quality, U.S. dollar denominated short-term
                                        obligations, including commercial paper, asset-backed
                                        securities, obligations of financial institutions and
                                        other high-quality money market instruments issued by U.S.
                                        and foreign issuers. These securities will be rated in the two highest short-term rating categories of at least two
                                        rating agencies or will be unrated securities of
                                        comparable quality.
                                      The Fund seeks to exceed the total return of a blended
                                      benchmark consisting of 65% of the Lehman Intermediate
                                      Government/Corporate Bond Index, 25% of the S&P 500(R) Index
                                      and 10% of the 90-day Treasury Bill. The Fund typically
                                      sells securities when the Adviser determines that such
                                      securities would no longer meet its criteria for purchase or when alternative investments become more attractive.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               DIVERSIFIED ASSETS FUND
                                               CONTINUED

    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets
                                        fluctuate and that prices overall will decline over short
                                        or long-term periods.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - Capitalization Risk. Securities of small and
                                        mid-capitalization companies tend to be more volatile, have less predictable earnings and are less liquid than those
                                        of large capitalization companies.
                                      - Yield Curve Risk. This is the risk that changes in the
                                        shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.
                                      - Volatility Risk. This is the risk that the magnitude of
                                        the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or
                                        debt securities.
                                      - Credit Risk. This is the risk that the issuer of a
                                        security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its
                                        obligations.
                                      - Interest Rate Risk. This is the risk that changes in
                                        interest rates will affect the value of the Fund's
                                        investments in income-producing or debt securities.
                                        Increases in interest rates may cause the value of the
                                        Fund's investments to decline.
                                      - You may lose money by investing in the Fund.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Investing for long-term goals, such as retirement
                                      - Seeking regular monthly income
                                      - Pursuing a balanced approach to investments in both
                                        growth- and income-producing securities
                                      This Fund will not be appropriate for someone:
                                      - Pursuing an aggressive high growth investment strategy
                                      - Seeking a stable share price
                                      - Investing emergency reserves

    PERFORMANCE INFORMATION           This is a new Fund for which performance information is not yet available.
                                      The NAV of the Fund will fluctuate with market conditions.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FEES AND EXPENSES OF THE FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

                                                       FEE TABLE

                                                              GROWTH FUND            GLOBAL OPPORTUNITIES FUND
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR  ---------------------------   ---------------------------
        INVESTMENT)                                   CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B   CLASS Y
      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)    5.75%      None      None     5.75%      None      None
      Maximum Deferred Sales Load (as a percentage
      of offering price)                                None     5.00%      None      None     5.00%      None
      Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                              None      None      None      None      None      None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management fees                                   .75%      .75%      .75%      .95%      .95%      .95%
      Distribution (12b-1) fees                         .25%      .75%      None      .25%      .75%      None
      Other expenses                                    .28%      .53%(1)   .28%     1.80%     2.05%(1)  1.80%
      Total Annual Fund Operating Expenses(2)          1.28%     2.03%     1.03%     3.00%     3.75%     2.75%
      Fee Waivers and/or Expense Reimbursements(3)      None      None      None     1.15%     1.15%     1.15%
      Net Expenses                                     1.28%     2.03%     1.03%     1.85%     2.60%     1.60%

   (1) Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

   (2) Other Expenses and Total Annual Fund Operating Expenses are estimated for the current fiscal year.

   (3) The Adviser has entered into a contractual expense limitation agreement with USAllianz Funds, pursuant to which, until at least September 30, 2000, (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated above.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FEES AND EXPENSES OF THE FUNDS
                                               CONTINUED

                                                       FEE TABLE

                                                           FIXED INCOME FUND             MONEY MARKET FUND
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR  ---------------------------   ---------------------------
        INVESTMENT)                                   CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B   CLASS Y
      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)    4.75%      None      None      None      None      None
      Maximum Deferred Sales Load (as a percentage
      of offering price)                                None     5.00%      None      None     5.00%      None
      Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                              None      None      None      None      None      None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management fees                                   .50%      .50%      .50%      .35%      .35%      .35%
      Distribution (12b-1) fees                         .25%      .75%      None      .25%      .75%      None
      Other expenses                                    .30%      .55%(1)   .30%     1.90%     2.15%(1)  1.90%
      Total Annual Fund Operating Expenses(2)          1.05%     1.80%      .80%     2.50%     3.25%     2.25%
      Fee Waivers and/or Expense Reimbursements(3)      None      None      None     1.62%     1.62%     1.62%
      Net Expenses                                     1.05%     1.80%      .80%      .88%     1.63%      .63%

   (1) Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

   (2) Other Expenses and Total Annual Fund Operating Expenses are estimated for the current fiscal year.

   (3) The Adviser has entered into a contractual expense limitation agreement with USAllianz Funds, pursuant to which, until at least September 30, 2000, (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated above.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               FEES AND EXPENSES OF THE FUNDS
                                               CONTINUED

                                           FEE TABLE

                                                        DIVERSIFIED ASSETS FUND
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR  ---------------------------
        INVESTMENT)                                   CLASS A   CLASS B   CLASS Y
      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)    5.75%      None      None
      Maximum Deferred Sales Load (as a percentage
      of offering price)                                None     5.00%      None
      Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                              None      None      None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management fees                                   .55%      .55%      .55%
      Distribution (12b-1) fees                         .25%      .75%      None
      Other expenses                                   1.94%     2.19%(1)  1.94%
      Total Annual Fund Operating Expenses(2)          2.74%     3.49%     2.49%
      Fee Waivers and/or Expense Reimbursements(3)     1.54%     1.54%     1.54%
      Net Expenses                                     1.20%     1.95%      .95%

   (1) Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

   (2) Other Expenses and Total Annual Fund Operating Expenses are estimated for the current fiscal year.

   (3) The Adviser has entered into a contractual expense limitation agreement with USAllianz Funds, pursuant to which, until at least September 30, 2000, (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated above.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               FEES AND EXPENSES OF THE FUNDS
                                               CONTINUED
                                               EXPENSE EXAMPLE

                                                                       GLOBAL          FIXED        MONEY   DIVERSIFIED
                                                           GROWTH   OPPORTUNITIES     INCOME       MARKET     ASSETS
                                                            FUND         FUND           FUND         FUND       FUND
                                          CLASS A
                                            1 YEAR          $698       $  752           $577       $   90     $  690
                                            3 YEARS         $958       $1,347           $793       $  624     $1,239
                                          CLASS B
                                            1 YEAR          $706       $  763           $683       $  666     $  698
                                            3 YEARS         $937       $1,341           $866       $1,149     $1,228
                                          CLASS Y
                                            1 YEAR          $105       $  163           $ 82       $   64     $   97
                                            3 YEARS         $328       $  744           $255       $  202     $  628

   THIS EXAMPLE IS INTENDED
   TO HELP YOU COMPARE THE
   COST OF INVESTING IN THE
   FUNDS WITH THE COST OF
   INVESTING IN OTHER MUTUAL
   FUNDS. THE EXAMPLE ASSUMES
   THAT YOU INVEST $10,000 IN
   THE INDICATED FUND FOR THE
   TIME PERIODS INDICATED AND
   THEN REDEEM ALL OF YOUR
   SHARES AT THE END OF THOSE
   PERIODS. THE EXAMPLE ALSO
   ASSUMES THAT YOUR
   INVESTMENT HAS A 5% RETURN
   EACH YEAR AND THAT EACH
   FUND'S OPERATING EXPENSES
   REMAIN THE SAME. ALTHOUGH
   YOUR ACTUAL COSTS MAY BE
   HIGHER OR LOWER, BASED ON
   THESE ASSUMPTIONS, YOUR
   COSTS WOULD BE:

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

   This section of the Prospectus provides descriptions of the Funds' objectives, risks, strategies and investments. Other strategies and investments not described below may be found in the Funds' Statement of Additional Information ("SAI").

                                                GROWTH FUND

   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is long-term growth of capital, which objective may not be changed without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks and convertible securities of U.S. issuers and foreign issuers whose securities are U.S. dollar denominated and are traded on a U.S. securities market. Although the Fund invests primarily in equity securities of larger capitalization companies, the Fund is not limited to such investments and will consider investing in securities of companies with varying market capitalizations if they otherwise meet the Adviser's criteria for purchases.

   The Adviser uses a fundamental "bottom-up" approach to selecting securities for investment. Factors considered may include analysis of an issuer's financial condition, industry position, management, growth prospects, earnings estimates and other general economic and market conditions. Based upon the analysis of such factors, the Adviser selects those securities which, in the Adviser's judgment, will produce a return that exceeds the average for companies included in the S&P 500(R) Index. (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:

     - Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     - Capitalization Risk: To the extent the Fund invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                GLOBAL OPPORTUNITIES FUND

   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is long-term growth of capital, which objective may not be changed without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks, convertible securities, warrants and rights of U.S. and foreign issuers. Generally, the companies in which the Fund invests will be doing business in one of the following seven industry sectors:

     - Natural Resources: Natural resources, energy and construction service industries, including companies that provide basic resources for developing and industrialized countries (such as energy resources, utilities, building materials, forest and paper products, metals and miscellaneous materials).

     - Life Style: Innovative, solution-oriented companies in the consumer goods industry (such as producers and providers of appliances, household durable products, household products, recreation and other consumer goods), food industry (such as beverages, food and tobacco) and companies engaged in the design, production and/or distribution of goods or services in the leisure, tourism and merchandising industry.

     - Financial: Forward-thinking, solution-driven companies providing financial-related services (such as banking, insurance and financial services, as well as real estate, wholesaling and international trade firms).

     - High Technology: Companies that rely extensively on high technology in their product range, development and/or operations (such as data processing and reproduction companies, electrical, electronics and electronic equipment companies).

     - Telemedia: Companies engaged in the development, production, sale and/or distribution of media-related services (such as broadcasting, publishing and internet companies) and companies committed to the development of new information technologies, contributing to progress being made in the development of new communication infrastructures and developing strategic communication solutions for the global economy.

     - Life Science: Global companies that offer innovative health and personal care services and products (including pharmaceutical and chemical companies).

     - Transportation: Innovative and solution-driven companies engaged in the business of transportation on either a regional or global basis.

   Although the Fund invests primarily in larger capitalization companies, the Fund is not limited to such investments and will consider investing in securities of companies with varying market capitalizations if they otherwise meet the Adviser's criteria for purchases. Similarly, while companies whose principal trading markets are developed or industrialized countries are likely to be the Fund's principal investments, the Fund is not limited to such investments and will consider investing in securities of companies trading in emerging or developing markets. The Fund may invest more than 25% of its total assets in a single country.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                GLOBAL OPPORTUNITIES FUND
                                                CONTINUED

   The Adviser uses its own research, as well as input from its affiliates around the world and other third parties to identify attractive companies meeting the above sector descriptions. The Adviser then uses a fundamental "bottom-up" approach to selecting securities for investment. Factors considered may include analysis of an issuer's financial condition, industry position, management, growth prospects, earnings estimates and other general economic and market conditions. Based upon the analysis of such factors, the Adviser selects those securities which, in the Adviser's judgment, will produce a return that exceeds the average for companies included in the MSCI World Equity Index. The Fund may be overweighted or underweighted in a particular sector or country relative to the MSCI World Equity Index based upon the Adviser's judgment as to the relative prospects for investments in particular sectors and countries.

   The Adviser does not intend to invest in markets where property rights are not defined and supported by adequate legal infrastructure. The Fund may trade forward foreign currency contracts to hedge currency fluctuations of underlying security positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

   (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:

     - Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

     - Foreign Risk: Foreign investments may be riskier than U.S. investments. Such risks include, but are not limited to:

        - lack of, or less stringent, uniform accounting, auditing and financial reporting standards

        - changes in currency rates

        - nationalization, confiscation, difficulties enforcing contracts, or foreign withholding/taxes

        - political instability and diplomatic developments that could adversely affect the Fund's investments

        - less government oversight of foreign stock exchanges, brokers and listed companies

        - less liquidity due to lower trading volumes of foreign markets which may increase price volatility

        - foreign trading practices (including higher trading commissions, higher custodial charges and delayed settlements)

        - less publicly available information about foreign companies

        - negative effect on the value of the Fund's investments due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies

     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                           logo

                                               FIXED INCOME FUND

   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is to maximize total return with secondary emphasis on income, which objective may not be changed without shareholder approval.

   In pursuit of its objective, the Fund normally invests at least 80% of its total assets in fixed income securities rated within the four highest rating categories by a primary credit rating agency or, if unrated, which are determined by the Adviser to be of comparable quality. Fixed income securities include U.S. Government securities, corporate debt securities, U.S. dollar denominated securities of foreign issuers (including corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities), zero coupon and pay-in-kind securities, asset-backed securities, mortgage-backed securities (including stripped mortgage-backed securities) and taxable and tax-exempt municipal securities.

   Although it does not presently intend to do so, the Fund also may invest up to 20% of its total assets in high yield securities (debt securities determined by a primary credit rating agency to have a lower probability of being paid and have a credit rating lower than BBB by Standard & Poor's or Baa by Moody's Investor Services, Inc. or, if unrated, which are deemed of comparable quality by the Adviser).

   The Adviser begins the portfolio management process by reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of each sector or maturity. The Adviser analyzes the risk profile of the Fund's benchmark, the Lehman Government/ Corporate Bond Index, then adjusts the portfolio's risk relative to the benchmark to enhance long-term returns. Specific securities are included in the portfolio based on a fundamental analysis of the securities' cash flow risk and/or credit fundamentals.

   Under normal conditions, the Fund intends to hold securities (other than money market securities) with maturities primarily between 1 and 30 years with an average maturity of between 5 and 13 years, when weighted according to the Fund's holdings. However, securities with any maturity are eligible for purchase. The Adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive investment opportunities.

   (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:

     - Interest Rate Risk: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                          logo

                                               FIXED INCOME FUND
                                               CONTINUED

     - Credit Risk: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and the Fund's shares. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

     - Prepayment Risk: The Fund's investments in mortgage-backed and asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to lower return upon subsequent reinvestment of the principal.

     - Income Risk: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     - Yield Curve Risk: This is the risk that changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.

     - Volatility Risk: This is the risk that the magnitude of the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.

   ADDITIONAL RISKS:

     - Asset-backed securities involve the risk that such securities may not have the benefit of a complete security interest in the related collateral.

     - The Fund has authority to invest up to 20% of its assets in high yield, high risk debt securities. These lower quality securities have speculative characteristics and are more volatile and are more subject to credit risk than investment grade securities. High yield securities tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                MONEY MARKET FUND
   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is current income consistent with stability of principal, which objective may not be changed without shareholder approval.

   The Fund invests substantially all (but not less than 80%) of its total assets in a diversified and liquid portfolio of high quality money market investments, including:

     - U.S. Government securities;

     - Certificates of deposits, time deposits, bankers' acceptances and other short-term instruments issued by U.S. or foreign banks;

     - U.S. and foreign commercial paper and other short-term corporate debt obligations, including those with floating rate or variable rates of interest;

     - Obligations issued or guaranteed by one or more foreign governments or their agencies, including supranational entities;

     - Loan participation interests;

     - Asset backed securities; and

     - Repurchase agreements collateralized by the types of securities described above.

   The Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Fund is subject to certain federal requirements which include the following:

     - maintain an average dollar-weighted portfolio maturity of 90 days or less

     - buy individual securities that have remaining maturities of 397 days or less

     - invest only in high-quality, dollar denominated, short-term obligations.

   (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The Fund is not guaranteed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Fund.

     - Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.

     - Credit Risk: Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                DIVERSIFIED ASSETS FUND
   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is total return consistent with reduction of long-term volatility, which objective may not be changed without shareholder approval.

   While the Fund normally invests approximately 65% of its total assets in fixed income securities (which include investment grade corporate bonds and U.S. Government securities), 25% in equity securities and 10% in money market securities, the mix may vary within ranges of 50-70% for fixed income securities, 20-40% for stocks and 5-15% for money market securities.

   The Adviser uses a portfolio management team approach. In making asset allocation decisions, the portfolio management team evaluates forecasts for inflation, interest rates and long-term corporate earnings growth. The team then examines the potential effect of these factors on each asset group over a one-to-three-year time period and compares its risk analysis to a weighted index of 65% of the Lehman Intermediate Government/Corporate Bond Index, 25% of the S&P 500(R) Index, and 10% of the 90-day Treasury Bill. The team then selects securities based on a bottom-up analysis in accordance with the following criteria:

     - Bonds. The Fund invests in fixed income securities including (1) government and corporate bonds, (2) mortgage-backed securities (including stripped mortgage-backed securities) and (3) asset-backed securities. The Fund invests primarily in bonds rated within the four highest long-term or two highest short-term rating categories or comparable quality unrated securities. The Fund may invest up to 20% of its total assets in high yield debt securities although it does not presently intend to do so. Under normal conditions, the Fund intends to hold debt securities (other than money market securities) with maturities between 1 and 10 years. However, securities with any maturity are eligible for purchase. The Adviser begins the portfolio management process by reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of each sector or maturity.

     - Stocks. The Fund invests in common stocks, preferred stocks and convertible securities. The Fund may invest in both U.S. issuers and foreign issuers whose securities are U.S. dollar denominated and traded on a U.S. security market, and invests primarily in equity securities of larger capitalization companies. The Adviser uses a "bottom-up" approach to selecting securities for investment. Based upon the analysis of various factors, the Adviser selects those securities which, in its judgment, will outperform the average for the companies included in the S&P 500(R) Index.

     - Money Market Instruments. The Fund will invest in high-quality, U.S. dollar denominated short-term obligations, including commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments issued by U.S. and foreign issuers. These securities will be rated in one of the two highest short-term rating categories of at least two rating agencies or will be unrated securities of comparable quality.

   (See "Other Considerations -- Temporary Defensive Positions".)

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                DIVERSIFIED ASSETS FUND
                                                CONTINUED

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:

     - Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.

     - Interest Rate Risk: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

     - Credit Risk: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily in bonds rated within the four highest long-term or two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among issuers and industries.

     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     - Capitalization Risk: Securities of small and mid-capitalization companies tend to be more volatile, have less predictable earnings and are less liquid than those of large capitalization companies.

     - Yield Curve Risk: This is the risk that changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.

     - Volatility Risk: This is the risk that the magnitude of the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                OTHER CONSIDERATIONS
   TEMPORARY DEFENSIVE POSITIONS: In order to meet liquidity needs or for temporary defensive purposes, each Fund may hold investments, including uninvested cash reserves, that are not part of its main investment strategy. Each of the Growth Fund, Global Opportunities Fund, Diversified Assets Fund and Fixed Income Fund (the "Non-Money Market Funds") may invest up to 100% of its assets in money market instruments, including short-term debt securities issued by the U.S. Government and its agencies and instrumentalities, domestic bank obligations, commercial paper or in repurchase agreements secured by bank instruments (with regard to the Global Opportunities Fund, such investment may include those of foreign governments and companies). In addition, each Non-Money Market Fund may hold equity securities which in the Adviser's opinion are more conservative than the types of securities in which the Fund typically invests. To the extent the Funds are engaged in temporary or defensive investments, a Fund will not be pursuing its investment objective.

   PORTFOLIO TURNOVER: While the Funds do not engage in short-term trading, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may adversely affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable as ordinary income when distributed to shareholders.

                                                YEAR 2000

   Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information for the year 2000 and beyond.

   The Funds have been assured that the Adviser and other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                YEAR 2000
                                                CONTINUED

   In the event that any systems upon which the Funds are dependent are not Year 2000 compliant by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and other service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and other service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

   In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. This risk may be greater for those Funds which invest in the securities of foreign issuers.

  FUND MANAGEMENT
                          [LOGO]

                           THE INVESTMENT ADVISER

   Allianz of America, Inc. (the "Adviser") is the adviser for the Funds. The Adviser, a registered investment adviser, was established in 1976 and as of December 31, 1998 managed more than $21 billion in fixed income, equity and real estate investments. The Adviser is a subsidiary of Allianz AG Holding ("Allianz AG"), one of the world's largest insurance and financial services companies. Allianz AG is headquartered in Munich, Germany and has operations in 68 countries. In North America, Allianz AG owns and operates Fireman's Fund Insurance Company, Allianz Life Insurance Company of North America, Jefferson Insurance Company, Allianz Insurance Company, Allianz Canada, and Allianz Mexico. Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, each Fund pays the Adviser a fee at the annual rate shown below:

                                                                PERCENTAGE OF AVERAGE
                                                                     NET ASSETS
                                                                ---------------------
  Growth Fund                                                           .75%
  Global Opportunities Fund                                             .95%
  Fixed Income Fund                                                     .50%
  Money Market Fund                                                     .35%
  Diversified Assets Fund                                               .55%

   Ordinarily, the Adviser may voluntarily waive a portion of its advisory fee and/or reimburse expenses incurred by the Funds, and such waiver and/or reimbursements may be discontinued at any time. The Adviser has entered into a contractual expense limitation agreement with the Trust, pursuant to which, until at least September 30, 2000 (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated in this Prospectus.

                           PORTFOLIO MANAGERS

   The Adviser has several portfolio managers committed to the day-to-day management of the Funds. Each portfolio manager uses a team approach to the investment management of the Non-Money Market Funds and relies on analysis, research and other information furnished by the team's experienced investment professionals.

   Fixed Income Investments: Gary Brown is responsible for the team of highly trained investment professionals who manage the assets of the Fixed Income Fund. He is also responsible for the fixed income investments of the Diversified Assets Fund and for the Money Market Fund. He is Senior Managing Director, Fixed Income of the Adviser and has twenty-four years of investment experience. Mr. Brown is currently responsible for directing the management of the Adviser's fixed income investments. He has been with the Adviser since 1991, after serving as Managing Director at CIGNA Investments from 1986 to 1991, with responsibility for CIGNA's public taxable and tax-exempt bond portfolios, as well as four fixed income mutual funds and institutional client portfolios. His investment experience has covered all fixed income securities, including governments, corporates, mortgages, high yield, convertibles and various derivative products. Mr. Brown was a Vice President with CIGNA from 1982 to 1986, managing public and private fixed income investments for the insurance company

  FUND MANAGEMENT
                          [LOGO]

                           PORTFOLIO MANAGERS
                           CONTINUED

   portfolios, responsible for asset and liability management and CIGNA's convertible securities portfolio. Prior to joining CIGNA, he managed public bond and private placement investments for INA Capital Advisors, Inc from 1979 to 1982, and was an investment analyst with The Penn Mutual Life Insurance Company from 1975 to 1979. Mr. Brown received a B.S. and an M.B.A. from Drexel University.

   Equity Investments: Ronald M. Clark, Senior Managing Director, is responsible for the day-to-day management of the Growth Fund and the Global Opportunities Fund and is also responsible for the equity investments of the Diversified Assets Fund. Mr. Clark is also responsible for directing the management of all equity investments of the Adviser and has twenty-nine years of investment experience. He began his career in 1972 at Mutual of New York as an investment analyst, and shortly thereafter joined its subsidiary, North American Life and Casualty, which was later renamed Allianz Life Insurance Company of North America, where he was Chief Investment Officer from 1973 to 1980. Since 1980, Mr. Clark has been with the Adviser. In addition to equity investments, his responsibilities include membership on the Investment Policy Committee of Allianz worldwide and the Finance Committee of the Adviser. In addition, he provides senior level oversight of real estate investments and holding company corporate finance activities. He is a graduate of the University of Wisconsin, with an undergraduate degree in Industrial Engineering, and masters in Finance and Real Estate.

   The SAI has more detailed information about the Adviser and other service providers.

                           ADVISER'S PRIOR PERFORMANCE

   Both the Money Market Fund and the Diversified Assets Fund are substantially similar to other pooled accounts advised by the Adviser. The performance information shown below is the performance of unregistered master trust portfolios managed by the Adviser for tax-exempt investors. Each master trust portfolio has investment objectives, policies, styles and strategies substantially similar to ones that will be employed by the corresponding Fund. Each master trust portfolio is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Consequently, the

  FUND MANAGEMENT
                          [LOGO]


                           ADVISER'S PRIOR PERFORMANCE


                           CONTINUED


performance of each master trust portfolio may have been adversely affected if it had been regulated as an investment company under the federal securities laws. Although this performance reflects the fees and expenses of the master trust portfolios, this performance HAS NOT BEEN adjusted to reflect the fees and expenses which will apply to the Funds. Had such performance been adjusted for such fees and expenses, the performance results would have been lower. The information does not represent the Funds' performance, as each is newly organized and has no performance record of its own, nor is it indicative of the Funds' future performance. The performance was calculated in accordance with recommended standards of the Association for Investment Management and Research
(AIMR), retroactively applied to all time periods. Investment results were not calculated pursuant to the methodology established by the Securities and Exchange Commission that will be used to calculate the Funds' performance results.

                           MASTER TRUST PORTFOLIO ANNUAL TOTAL RETURN


        MASTER TRUST PORTFOLIO      1992    1993    1994    1995    1996    1997     1998
                                    ------------------------------------------------------
     MONEY MARKET                    4.26%   3.54%   3.98%   6.10%   5.50%   5.67%   5.49%
                                    ------------------------------------------------------
     DIVERSIFIED ASSETS              4.19%   5.49%  -1.65%  20.66%  10.36%  15.91%  13.82%
    --------------------------------------------------------------------------------------



                           MASTER TRUST PORTFOLIO
                           AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1998



   The table below provides an indication of the risks of an investment in the Funds by showing performance of the master trust portfolios, as described above, as compared to a broad-based securities index and in the case of the diversified assets master trust portfolio, additionally to an index created by the Adviser.



                                                                       SINCE    INCEPTION
                                                  1 YEAR   5 YEARS   INCEPTION    DATE
                                                  ---------------------------------------
     MONEY MARKET MASTER TRUST PORTFOLIO           5.49%     5.35%     4.93%      1/1/92*
                                                  ---------------------------------------
     3 MONTH TREASURY BILL                         5.06%     5.11%     4.61%
    -------------------------------------------------------------------------------------
     DIVERSIFIED ASSETS MASTER TRUST PORTFOLIO    13.82%    11.56%     9.59%      1/1/92*
                                                  ---------------------------------------
     LEHMAN INTERMEDIATE GOVERNMENT/ CORPORATE
     BOND INDEX                                    8.42%     6.59%     6.99%
                                                  ---------------------------------------
     DIVERSIFIED ASSETS INDEX**                   13.36%    10.78%     9.91%
    -------------------------------------------------------------------------------------
     *Commencement of Operations
    **An index created by the Adviser consisting of several securities market indices including 65% of the Lehman Intermediate Government/Corporate Bond Index, 25% of
      the S&P 500(R) Index and 10% of the 90-day Treasury Bill.


                           THE ADMINISTRATOR AND DISTRIBUTOR

   BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent and fund accountant. Administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

   BISYS Fund Services Limited Partnership serves as the distributor of the Funds' shares (the "Distributor"). The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PRICING OF FUND SHARES
   ---------------------------

   HOW NET ASSET VALUE IS
   CALCULATED

   NAV is calculated by adding
   the total value of a Fund's
   investments and other
   assets, subtracting its
   liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:

              NAV =
   Total Assets - Liabilities
   --------------------------
        Number of Shares
           Outstanding

   NAV is calculated
   separately for each Class.

   ---------------------------
                                  MONEY MARKET FUND


                                  The Money Market Fund's NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined each day at 1:00 p.m. Eastern time, on days the New York Stock Exchange (the "NYSE") is open. The Money Market Fund values its securities at their amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

                                  OTHER FUNDS

                                  Per share NAV for each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time, on days the NYSE is open.

                                  Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund less any applicable sales charge (as noted in the section on "Distribution Arrangements/Sales Charges") on any day that both the NYSE and the Funds' custodian are open for business. This is what is known as the offering price. For example: If you place a purchase order to buy shares of the Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

                                  The securities (other than short-term debt securities) of the Funds, except the Money Market Fund, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees.

                                  After the pricing of a foreign security has been established, if an event occurs which would likely cause the value to change, the value of the foreign security may be priced at fair value as determined in good faith by or at the direction of the Fund's Trustees. The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, the foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES

                                                                                  MINIMUM           MINIMUM
                                                                                  INITIAL          SUBSEQUENT
                                                         ACCOUNT TYPE            INVESTMENT        INVESTMENT
                                                   CLASS A, B OR Y
                                                   Regular (non-retirement)        $ 500             $  50
                                                   Retirement (IRA)                $ 250             $ 250
                                                   Automatic Investment Plan       $ 250             $  50

                                     - All purchases must be in U.S. dollars.
                                     - A fee will be charged for any checks that
                                       do not clear.
                                     - Third-party checks are not accepted.
                                     A Fund may waive its minimum purchase
                                     requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

   You may purchase shares
   of the Funds through the
   Distributor or through
   banks, brokers and other
   investment
   representatives, which
   may charge additional
   fees and may require
   higher minimum
   investments or impose
   other limitations on
   buying and selling
   shares. If you purchase
   shares through an
   investment
   representative, that
   party is responsible for
   transmitting orders by
   close of business and
   may have an earlier
   cut-off time for
   purchase and sale
   requests. Consult your
   investment
   representative or
   institution for specific
   information.

   -----------------------------------------------------------------------------

   AVOID 31% TAX WITHHOLDING

   Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES
                                CONTINUED

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL OR EXPRESS MAIL


   If purchasing through your financial adviser or broker, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.


   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

         BY REGULAR MAIL:
         USAllianz Funds
         P.O. Box 182248
         Columbus, OH 43218-2248

         BY EXPRESS MAIL:
         USAllianz Funds
         3435 Stelzer Road
         Columbus, OH 43219

   For Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.


   2. Make check, bank draft or money order payable to "USAllianz Funds." Also include the name of the appropriate Fund(s) on the check.

   3. Mail or deliver application and payment to the address above.

   For Subsequent Investment:

   1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
      - Fund name
      - Share class
      - Amount invested

      - Account name and account number


   2. Mail or deliver investment slip and payment to the address above.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call toll free 1-877-833-7113. Your account can generally be set up for electronic purchases within 15 days.

   Call toll free 1-877-833-7113 to arrange a transfer from your bank account.

                                                      ELECTRONIC VS. WIRE
                                                      TRANSFER

                                                      Wire transfers allow
                                                      financial institutions to
                                                      send funds to each other,
                                                      almost instantaneously.
                                                      With an electronic
                                                      purchase or sale, the
                                                      transaction is made
                                                      through the Automated
                                                      Clearing House (ACH) and
                                                      may take up to 8 days to
                                                      clear.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES
                                CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment:

   Fax the completed application, along with a request for a confirmation number to 1-877-833-7113 (toll free). Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:

   Instruct your bank to wire transfer your investment to:

     - Huntington National Bank
     - Routing Number: ABA #044000024
     - A/C #01899622559
     - Include:
        - Your name
        - Your confirmation number

   After instructing your bank to wire the funds, call toll free 1-877-833-7113 to advise us of the amount being transferred and the name of your bank.

   -----------------------------------------------------------------------------

   You can also add to your account by using the convenient options described below. Each Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.
   -----------------------------------------------------------------------------

   AUTOMATIC INVESTMENT PLAN

   You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50 per month, once you've invested the $250 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the automatic investment plan portion on your account application. Make sure you:
     - Note your bank name, address and account number
     - Note the amount you wish to invest automatically (minimum $50)
     - Attach a voided personal check.

   To invest regularly from your paycheck or government check: Call toll free 1-877-833-7113 for an enrollment form.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES
                                CONTINUED

   DIRECTED DIVIDEND OPTION

   By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you in cash. Each Fund may modify or terminate this reinvestment option without notice. In the event a Fund modifies this reinvestment option in a manner which makes it unavailable to you, or terminates it entirely, you would receive all distributions in cash (check). You can change or terminate your participation in the reinvestment option at any time.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class Y shares than for Class A and B shares, because Class Y shares have lower distribution expenses. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT MAY BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION
                                  [LOGO]

                                SELLING YOUR SHARES
   You may sell your shares
   at any time. Your sales
   price will be the next NAV
   after your sell order is
   received by the Fund, its
   transfer agent or your
   investment representative.
   Normally you will receive
   your proceeds within a
   week after your request is received. See section on "General Policies on Selling Shares" below.

   CONTINGENT DEFERRED SALES CHARGE

   When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

    BY TELEPHONE                           1. Call toll free 1-877-833-7113 with instructions as to
    (unless you have declined telephone       how you wish to receive your funds (mail, wire, electronic
    sales privileges)                         transfer). (See "General Policies on Selling
                                              Shares -- Verifying Telephone Redemptions" below.)

      BY MAIL                              1. Call toll free 1-877-833-7113 to request redemption
      (See "General Policies on Selling    forms or write a letter of instruction indicating:
      Your Shares -- Redemptions in        - your Fund and account number
      Writing Required" below.)            - amount you wish to redeem
                                           - address where your check should be sent
                                           - account owner signature
                                           2. Mail to: USAllianz Funds, P.O. Box 182248, Columbus, OH
                                           43218-2248

      BY OVERNIGHT SERVICE                 See "By mail" instruction 1 above.
      (See "General Policies on Selling
      Shares -- Redemptions in Writing     2. Send to: USAllianz Funds, c/o BISYS Fund Services
      Required" below.)                       Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH
                                              43219

      WIRE TRANSFER                        Call toll free 1-877-833-7113 to request a wire transfer.
      You must indicate this option on
      your application.                    If you call by 4 p.m. Eastern time, your payment will
                                           normally be wired to your bank on the next business day.
      Note: Your financial institution
      may also charge a separate fee.

      ELECTRONIC REDEMPTIONS               Call toll free 1-877-833-7113 to request an electronic
      Your bank must participate in the    redemption.
      Automated Clearing House (ACH) and
      must be a U.S. bank.                 If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the
      Your bank may charge for this        proceeds credited within 8 days.
      service.

                                   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
                                   As a mutual fund shareholder, you are
                                   technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                SELLING YOUR SHARES
                                CONTINUED

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

   - Make sure you've checked the appropriate box on the account application. Or call toll free 1-877-833-7113.

   - Include a voided personal check.

   - Your account must have a value of $10,000 or more to start withdrawals.

   - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING -- MONEY MARKET FUND

   You may write an unlimited number of checks a month in amounts of $250 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance of $500 and you may not close your Money Market Fund account by writing a check.

   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Redemptions over $50,000

     - Your account registration or the name(s) in your account has changed within the last 15 days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                SELLING YOUR SHARES
                                CONTINUED
   GENERAL POLICIES ON SELLING SHARES

   VERIFYING TELEPHONE REDEMPTIONS

   The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your account application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, payment of your redemption proceeds will be delayed until the Transfer Agent is satisfied that the check has cleared (which may take up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular or express mail.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500 (not as a result of market action), the Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for 6 months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for 6 months will be canceled and the money reinvested in the appropriate Fund at its current NAV.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                                          CLASS A                               CLASS B
     Sales Charge (Load)                  Front-end sales charge (not           No front-end sales charge. A
                                          applicable to money market funds);    contingent deferred sales charge
                                          reduced sales charges available.      (CDSC) may be imposed on shares
                                                                                redeemed within 6 years after
                                                                                purchase; shares automatically
                                                                                convert to Class A shares after 8
                                                                                years. Maximum initial investment
                                                                                is $250,000.
     Distribution (12b-1) and Service     Subject to annual distribution fee    Subject to annual distribution and
     Fee                                  of up to 0.25% of the Fund's          shareholder servicing fees of up
                                          assets.                               to 1.00% of the Fund's assets.
     Fund Expenses                        Lower annual expenses than Class B    Higher annual expenses than Class
                                          shares.                               A shares.

   There is also a Class Y open to:

     - Investors for whom the Adviser and its affiliates manage separate accounts in a fiduciary, advisory, custodial (other than retirement accounts), agency or similar capacity

     - Participants in 401(k) or 403(b) retirement plans

     - Trustees of the Funds and employees and family members of the Adviser and its affiliates.

   Class Y shares are not subject to any sales charges or 12b-1 distribution fees.

  SHAREHOLDER INFORMATION
                                  logo

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   CALCULATION OF SALES CHARGES

   CLASS A SHARES

   Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   FOR THE FIXED INCOME FUND

                                          SALES CHARGE                          SALES CHARGE
                                          AS A % OF                             AS A % OF
     YOUR INVESTMENT                      OFFERING PRICE                        YOUR INVESTMENT
     Up to $49,999                        4.75%                                 4.99%
     $50,000 up to $75,000                4.50%                                 4.71%
     $75,001 up to $100,000               3.50%                                 3.63%
     $100,001 up to $250,000              3.25%                                 3.36%
     $250,001 up to $500,000              2.50%                                 2.56%
     $500,001 up to $1,000,000            2.00%                                 2.04%
     $1,000,001 and above(1)              0.00%                                 0.00%

   FOR THE GROWTH FUND, GLOBAL OPPORTUNITIES FUND AND DIVERSIFIED ASSETS FUND

                                          SALES CHARGE                          SALES CHARGE
                                          AS A % OF                             AS A % OF
     YOUR INVESTMENT                      OFFERING PRICE                        YOUR INVESTMENT
     Up to $49,999                        5.75%                                 6.10%
     $50,000 up to $75,000                4.75%                                 4.99%
     $75,001 up to $100,000               4.50%                                 4.71%
     $100,001 up to $250,000              3.00%                                 3.09%
     $250,001 up to $500,000              2.50%                                 2.56%
     $500,001 up to $1,000,000            2.00%                                 2.04%
     $1,000,001 and above(1)              0.00%                                 0.00%

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

  SHAREHOLDER INFORMATION
                                  logo

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED
                                              CONTINGENT DEFERRED SALES CHARGE

   CLASS B AND CLASS Y SHARES
   Class B and Y shares are offered at
   NAV, without any up-front sales
   charge. Therefore, all the money
   you invest is used to purchase
   shares. However, if you sell your
   Class B shares of a Fund before the
   sixth anniversary of purchase, you
   will have to pay a contingent
   deferred sales charge at the time
   of redemption. The CDSC will be
   based upon the lower of the NAV at
   the time of purchase or the NAV at
   the time of redemption according to
   the schedule below. There is no
   CDSC on reinvested dividends or
   distributions. Unlike Class B
   shares, you may sell your Class Y
   shares without incurring a CDSC.

                                                         CDSC AS A % OF DOLLAR
                                                           AMOUNT SUBJECT TO
                                YEARS SINCE PURCHASE            CHARGE
                               0-1                               5.0%
                               1-2                               4.0%
                               2-3                               3.0%
                               3-4                               3.0%
                               4-5                               2.0%
                               5-6                               1.0%
                               more than 6                       None

   If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   CONVERSION FEATURE -- CLASS B SHARES

   - Class B shares automatically convert to Class A shares of the same Fund after 8 years from the end of the month of purchase.

   - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

   - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   - If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   SALES CHARGE REDUCTIONS

   Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:

     - Letter of Intent. You inform a Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding letter of intent will be held in escrow until the total investment has been completed. In the event the letter of intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     - Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     - Combination Privilege. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

   SALES CHARGE WAIVERS

   CLASS A SHARES

   The following qualify for waivers of sales charges:

     - Shares purchased by investment representatives through fee-based investment products or accounts.

     - Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you paid a front-end sales charge for those shares.

     - Proceeds from the redemption of Class Y shares.

     - Reinvestment of distributions from a deferred compensation plan, agency, trust or custody account that was maintained by the Adviser or its affiliates or invested in any USAllianz Fund.

     - Shares purchased by any organization, or its employees, that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   REINSTATEMENT PRIVILEGE

   If you have sold Class A or Class B shares and decide to reinvest in the same Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

   CLASS B SHARES

   The CDSC will be waived under certain circumstances, including the following:

     - Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

     - Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

     - Returns of excess contributions to retirement plans.

     - Distributions of less than 12% of the annual account value under a systematic withdrawal plan.

     - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

   DISTRIBUTION (12b-1) FEES -- CLASS A AND CLASS B SHARES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   The 12b-1 fees vary by share class as follows:

     - Class A shares pay a 12b-1 fee of up to .25% of the average daily net assets of a Fund.

     - Class B shares pay a 12b-1 fee of up to .75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

   The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   Over time holders of Class B shares may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an ongoing basis.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   SHAREHOLDER SERVICE FEES

   Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organization") may provide certain shareholder services for their customers who invest in the Funds' Class B shares, through accounts maintained at that Service Organization. Each Fund, under shareholder servicing agreements with the Service Organization, will pay the Service Organization a fee at an annual rate of up to .25% of the Fund's average daily net assets for these services, which include:

     - receiving and processing shareholder orders

     - maintaining retirement plan accounts

     - answering questions and handling correspondence for customer accounts

     - acting as the sole shareholder of record for customer accounts

     - issuing shareholder reports and transaction confirmations

  SHAREHOLDER INFORMATION
                                  [LOGO]

                                EXCHANGING YOUR SHARES
   You can exchange your shares
   in one Fund for shares of the
   same class of another
   USAllianz Fund, usually
   without paying additional
   sales charges (see "Notes on
   Exchanges" below). No
   transaction fees are charged
   for exchanges.

   You must meet the minimum
   investment requirements and
   shares must be eligible for
   sale in the state for the
   Fund into which you are
   exchanging. Exchanges from
   one Fund to another are
   taxable.

   AUTOMATIC EXCHANGES
   You can use the Money Market
   Fund's automatic exchange
   feature to purchase shares of
   the other Funds at regular
   intervals through regular,
   automatic redemptions from
   the Money Market Fund. To
   participate in the automatic
   exchange:
     - Complete the appropriate
       section of the account
       application.
     - Keep a minimum of $5,000
       in the Money Market Fund
       and $1,000 in the Fund
       whose shares you are
       buying.

   To change the automatic exchange instructions or to discontinue the feature, you must send a written request to USAllianz Funds, P.O. Box 182248, Columbus, Ohio 43218-2248.

   NOTES ON EXCHANGES

   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

   The registration and tax identification numbers of the two accounts must be identical.

   The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

                                            INSTRUCTIONS FOR EXCHANGING SHARES
                                            Exchanges may be made by sending a
                                            written request to USAllianz Funds,
                                            P.O. Box 182248, Columbus OH
                                            43218-2248, or by calling toll free
                                            1-877-833-7113. Please provide the
                                            following information:
                                              - Your name and telephone number
                                              - The exact name on your account
                                                and account number
                                              - Taxpayer identification number
                                                (usually your Social Security
                                                number)
                                              - Dollar value or number of shares
                                                to be exchanged
                                              - The name of the Fund from which
                                                the exchange is to be made
                                              - The name of the Fund into which
                                                the exchange is being made
                                            See "Selling Your Shares" above for
                                            important information about
                                            telephone transactions.
                                            To prevent disruption in the
                                            management of the Funds, due to
                                            market timing strategies, exchange
                                            activity may be limited to 5
                                            exchanges within a one-year period
                                            or 3 exchanges within a calendar
                                            quarter.

  SHAREHOLDER INFORMATION
                                  logo

                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends on the Growth Fund and Global Opportunities Fund are usually paid semiannually. Income dividends on the Money Market Fund, Diversified Assets Fund and Fixed Income Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends generally are taxable as ordinary income. Taxes on capital gains by the Funds will vary with the length of time the Fund has held the security -- not how long you have invested in the Fund.

   The Global Opportunities Fund may incur foreign income taxes in connection with some of its investments. Certain of these taxes may be credited to shareholders.

   Dividends are taxable in the year in which they are declared, even if they are paid and appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. As of the date of this Prospectus, the Funds have not yet issued any Reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of Reports and the SAI, or request other information and discuss your questions about the USAllianz Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                            USALLIANZ FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: 1-877-833-7113
                            E-MAIL:
                            invest.serv@usallianzfunds.com
                            INTERNET:
                            http://www.usallianzfunds.com

You can review the Funds' Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. This information is also available on the SEC's internet site at http://www.sec.gov.

Investment Company Act file no. 811-9489.